SUPPLEMENT DATED AUGUST 1, 2005
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated August 1, 2005

TO THE PROSPECTUS AND THE SAI

Please note the following for important information with regard to the Integrity All Season Fund.

I.      Please note that Class A and Class C shares of the Integrity All Season Fund will not be available for purchase until August 8, 2005.

II.    The Integrity Funds has filed for an order to the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the "Act"), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.  As noted on page 69 of the prospectus, the stated maximum sales load for the Integrity All Season Fund is 5.75%, however, until the exemption is granted, the maximum sales load for the All Season Fund will be 1.50% for investments up to $1,000,000.  No order has been received yet and there is no guarantee that the Integrity Funds will obtain this order from the SEC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE